SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2002


                             1st State Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Virginia                          0-25859               56-2130744
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)



445 S. Main Street, Burlington, North Carolina                     27215
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS
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     On August 20, 2002, the Board of Directors of 1st State Bancorp,  Inc. (the
"Corporation") announced that it is commencing a stock repurchase program to acquire up to 328,961 shares of the Corporation's common stock, which represents approximately 10% of the outstanding common stock. The program, which is expected to be completed within 18 months, will be dependent upon market conditions and there is no guarantee as to the exact number of shares to be repurchased by the Corporation.

     Further information regarding the stock repurchase program is set forth in a press release dated August 20, 2002, attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           Exhibit 99.1             Press Release dated August 20, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   1ST STATE BANCORP, INC.



Date:    August 20, 2002           By:/s/ James C. McGill
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                                      James C. McGill
                                      President and Chief Executive Officer